QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

BENCHMARK ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-10560 (Commission File Number)	74-2211011 (I.R.S. Employer Identification No.)
3000 Technology Drive, Angleton, Texas (Address of principal executive offices)	77515 (Zip code)

Registrant's telephone number, including area code: (979) 849-6550

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

    The following material is furnished pursuant to item 9 as an exhibit to this Current Report on Form 8-K.

Exhibit Number	Description
Exhibit 99.1	Statement under Oath of Donald E. Nigbor, Chief Executive Officer.
Exhibit 99.2	Statement under Oath of Gayla J. Delly, Chief Financial Officer.

Item 9. Regulation FD Disclosure

On August 13, 2002, Donald E. Nigbor and Gayla J. Delly, the principal executive officer and principal financial officer of Benchmark Electronics, Inc., each submitted sworn statements to the Securities and Exchange Commission (SEC) as required by the Order Requiring Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (Order No. 4-460) issued by the SEC on June 27, 2002. Conformed copies of the sworn statements are attached hereto as Exhibits (99.1 and 99.2). The information in this report and the exhibits attached hereto are being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934.

S I G N A T U R E

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.
Dated: August 13, 2002	By:	/S/ DONALD E. NIGBOR
Donald E. Nigbor Chief Executive Officer

QuickLinks

S I G N A T U R E